UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 4, 2013

Impax Laboratories, Inc.

 (Exact name of registrant as specified in its charter)

Delaware	001-34263	65-0403311
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

30831 Huntwood Avenue, Hayward, CA	94544
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:	(510) 240-6000

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.05     Costs Associated with Exit or Disposal Activities.

On June 4, 2013, the management of Impax Laboratories, Inc. (the “Company”) committed to a reduction in the Company’s workforce, eliminating approximately 110 positions, with the majority at the Company’s Hayward, California manufacturing facility. The reduction in workforce is part of the Company’s efforts to streamline its operations in response to the need to reduce expenses and adapt to changing market conditions. The Company notified the majority of the impacted employees on June 5, 2013.

The Company expects this workforce reduction to result in charges of approximately $2.4 million for severance and related one-time termination costs, all of which represent cash expenditures. The Company anticipates that these charges will be recorded in the second quarter of its 2013 fiscal year.

A copy of the Company’s press release, dated June 5, 2013, announcing the workforce reduction is attached to this Current Report on Form 8-K as Exhibit 99.1 and is incorporated herein by reference.

Cautionary Statement Regarding Forward-Looking Statements

To the extent any statements made in this Current Report on Form 8-K contain information that is not historical, these statements are forward-looking in nature and express the beliefs and expectations of management. Such statements are based on current expectations and involve a number of known and unknown risks and uncertainties that could cause the Company’s future results, performance or achievements to differ significantly from the results, performance or achievements expressed or implied by such forward-looking statements. Such risks and uncertainties include, but are not limited to, the effect of current economic conditions on the Company’s industry, business, financial position and results of operations, fluctuations in revenues and operating income, the Company’s ability to promptly correct the issues raised in the warning letter and Form 483 observations received from the FDA, the Company’s dependence on certain employees and other risks described in the Company’s periodic reports filed with the Securities and Exchange Commission. Forward-looking statements speak only as to the date on which they are made, and the Company undertakes no obligation to update publicly or revise any forward-looking statement, regardless of whether new information becomes available, future developments occur or otherwise.

Item 9.01     Financial Statements and Exhibits.

(d)	Exhibits.

The following exhibit is filed herewith.

Exhibit No.	Description
99.1	Press release issued June 5, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 5, 2013	IMPAX LABORATORIES, INC.

	By:	/s/ Bryan M. Reasons
Name: Bryan M. Reasons
Title: Senior Vice President, Finance, and
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press release issued June 5, 2013.